UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2215

T. Rowe Price Small-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Small-Cap Value Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The economy and market appeared to step back from the brink over the past six months. Stock prices continued their stomach-turning tumble through early March but then enjoyed a strong comeback through most of the rest of the period. Small-cap value stocks lagged their larger and growth-oriented peers significantly through March, as investors worried that smaller companies with any fragility in their markets or balance sheets might not survive the brutal recession. These fears receded as spring progressed, and stocks posted a nice rebound in the second quarter. The fund recorded a modest overall gain in this environment.

The Small-Cap Value Fund returned 3.11% over the past six months. (Results for the Advisor Class shares were slightly lower, reflecting their different fee schedule.) Reflecting the recent dominance of growth investing among small-caps, the fund fared better against its value indexes than it did against those that include a growth component. (Although Lipper classifies the portfolio as small-cap core, we also show results for the small-cap value funds category, which we think is more compatible with our investment style and objective.) Despite lagging the Lipper core benchmark over the past six months, we outperformed the majority of our Lipper peers over both the past year and longer time periods. (Based on cumulative total return, Lipper ranked the Small-Cap Value Fund 285 out of 768, 166 out of 617, 79 out of 503, and 29 out of 242 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy continued to contract over the past six months at one of its fastest paces on record, although current evidence suggests the decline moderated significantly as the period ended. As businesses closed or scaled back, the unemployment rate shot upward, from 7.2% in December to 9.5% in June, and most experts anticipated that it would continue to rise. The depth of the contraction and the challenges posed to recovery caused many to argue that the economy was in the midst of the worst recession since World War II.

The historic scope of the recession brought forth an equally massive policy response. The Federal Reserve greatly expanded its traditional role, fashioning itself occasionally as the banker of last resort in order to get credit flowing again. The Treasury Department reconfigured the Troubled Asset Relief Program (TARP) put in place last fall, and the government provided massive amounts of new funds to many of the largest financial institutions to ensure they remained in business. Congress enacted a $787 billion stimulus program composed of tax cuts, extended unemployment benefits, and a range of domestic spending projects, including massive infrastructure investment.

Due in part to the fiscal and monetary barrage, scattered signs of a bottom to the recession began to emerge late in our reporting period. These “green shoots” of recovery included a moderating pace of home price declines, a rise in consumer spending, and a sharp rebound in consumer confidence (although it remained low). The prospect of healthier exports arose as emerging markets, particularly China, began to show signs of growth. Despite these nascent signs of recovery, the U.S. unemployment rate continued to rise as laid-off workers had trouble finding new jobs.

As investors developed a bit more confidence that the worst of the crisis was finally behind us, stocks rebounded sharply before pulling back from their peaks for the year in late June. The investment environment assumed a more positive tone, with riskier asset classes performing best in recent months. While there was little difference in returns among most small- and large-cap indices over the first half of the year, small-cap value shares significantly trailed their growth counterparts, a pattern that held true across all market capitalizations.

PORTFOLIO ACTIVITY

Many stocks in the portfolio rallied in the past six months as the worst-case scenario for the economy seemed to be taken off the table. Companies that might have disappeared had the recession become a depression became more attractive as investors anticipated the return of better business conditions. Examples of such holdings include discount retailer Stein Mart, which has been able to boost earnings through tight cost controls, and Men’s Wearhouse. Certainly, no industry has been harder hit than homebuilders, but the fund enjoyed good results from a rally in Meritage, which operates in the center of the storm in the downtrodden southwestern U.S. real estate market. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

The period was also a reminder that some industries and markets can keep growing even in the midst of a steep recession. One of the fund’s top performers was Palm, which unveiled its new “Pre” smartphone, widely viewed as the first worthy competitor to Apple’s iPhone. Although pharmaceutical stocks have suffered from worries over the impact of health care reform, the health care sector as a whole has proved relatively immune to the economic downturn. Owens & Minor rose as it reported strong growth in first-quarter sales of its hospital supplies. Investors were also encouraged that the company is selling off nonperforming assets, such as its retail diabetes supply business. We sold our position in Cougar Biotechnology following the announcement of its takeover by Johnson & Johnson.

Signs of life in the global economy, particularly in emerging markets, drove good gains in materials and energy shares. Sims Metal Management, among our top detractors at the end of 2008, rebounded to become one of our top gainers over the past six months. Franco Nevada, which owns gold royalties, was another strong performer. TETRA Technologies, a provider of oil and gas services, rallied along with other energy-related issues.

Despite an overall improvement in sentiment, investors remain highly uncertain about how individual companies will fare should the recovery prove halting, as many expect. Corinthian Colleges, which had benefited last year from the downturn in the labor market and the decision by many to return to school, saw its shares decline as investors focused on potential new federal funding rules surrounding student loans. The consumer discretionary sector surprised many by rallying even as the job market remained miserable. An unfortunate exception was Haverty Furniture, which fell sharply as investors worried that cautious consumers and a moribund housing market would weigh on sales. Some of our worst individual performers were in the generally strong technology sector. Defense contractor FLIR Systems, a maker of thermal imaging devices that performed very well for us last year, fell sharply and was a large detractor even though we trimmed our position.

In retrospect, it seems clear that the market’s bottom in early March provided investors with extraordinary bargains—assuming they had the fortitude and cash available to seize them. I am happy to note that we remained consistent buyers over the past six months, thanks in part to the fund’s ample liquidity. In many cases, we added to existing holdings at what we believe were unduly suppressed valuations. Examples of such purchases included A.O. Smith, one of our favorite manufacturers (electric motors and water heating equipment), and Whiting Petroleum. Many financial shares had been bid to a fraction of their former worth, and we opportunistically participated in banks’ efforts to raise additional capital in order to meet new government guidelines. Major purchases included Assured Guaranty, Acadia Realty Trust, and SVB Financial. In some cases, we took advantage of the fund’s ability to purchase convertible bonds, which offer higher yields than common stocks along with much of the potential for appreciation.

As is typical, many of our sales involved trimming positions following gains in the stock. We also benefited from the takeover of five holdings. Aside from Cougar Biotechnology, mentioned previously, Vignette, Catapult Communications, Wind River Systems, and Cavalier Homes all rose in response to announced takeovers at healthy premiums. While the pace of fund takeovers is down significantly from previous years, it is encouraging that it has not abated entirely.

OUTLOOK

While we are not out of woods yet, I am optimistic that the historic governmental response to our financial and economic crisis will eventually allow a recovery to occur. The efforts of global policymakers, combined with lower commodity costs and lower interest rates, appear to have given a boost to the real economy and have clearly had a favorable impact on investor confidence.

Government intervention, while often discussed in relation to the largest banks and other institutions, has had a meaningful impact farther down the corporate food chain. We see this clearly in our investment universe. Smaller, lower-valued firms are those that would be expected to suffer most in a steep recession accompanied by a financial crisis and evaporation of credit. Indeed, the significant performance disadvantage of small-cap value stocks relative to small-cap growth shares is entirely understandable in this context. The government’s efforts to get credit flowing again have thrown a lifeline to many smaller firms, however. Firms have been able to raise needed capital and roll over debt. Businesses once thought to be on the brink of bankruptcy now appear viable, if not very profitable, and healthier firms can look forward to a resumption of growth.

The inevitable downside to the recent rally is that stock prices appear to be much more fairly valued than they were four or five months ago (although still cheap relative to bonds). A further leg up in stock prices will probably await conclusive evidence that the economy is growing again. In this sense, it is notable that the massive fiscal stimulus package passed in mid-February is only in its early stages. Persistent declines in payrolls and rising unemployment are the most persuasive signs that the $787 billion package is having only a minimal impact on the economy to date. As a consequence, the outcome for individual firms and the economy as a whole remains highly uncertain, and we are monitoring our holdings closely for signs of unexpected distress.

The billions of dollars injected into the economy, however, will eventually work their way through the system. When they do, I believe that they will finally get the economy moving and bring relief to the ailing job market. Therefore, I expect 2009 to end as a good year for stock investors, if probably not a spectacular one.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

July 16, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Growth Index: An index of those firms in the Russell 2000 with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index (approximately 98% of the investable U.S. equity market). Performance is reported on a total return basis.

Russell 2000 Value Index: An index of those firms in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index: Tracks the stocks of 500 mostly large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 23.50	$ 35.92	$ 41.21	$ 36.91	$ 35.68	$ 29.39
Investment activities						
Net investment income	0.13	0.20	0.26	0.25	0.19	0.16
Net realized and unrealized gain (loss)	0.60	(10.58)	(0.39)	5.73	2.97	7.37
Total from investment activities	0.73	(10.38)	(0.13)	5.98	3.16	7.53
Distributions						
Net investment income	–	(0.27)	(0.28)	(0.27)	(0.17)	(0.16)
Net realized gain	–	(1.77)	(4.88)	(1.41)	(1.76)	(1.08)
Total distributions	–	(2.04)	(5.16)	(1.68)	(1.93)	(1.24)
NET ASSET VALUE						
End of period	**$ 24.23**	**$ 23.50**	**$ 35.92**	**$ 41.21**	**$ 36.91**	**$ 35.68**

Ratios/Supplemental Data

Total return(1)	3.11%	(28.61)%	(0.13)%	16.24%	8.74%	25.69%
Ratio of total expenses to average net assets	0.90%(2)	0.85%	0.81%	0.83%	0.84%	0.86%
Ratio of net investment income to average net assets	1.16%(2)	0.63%	0.62%	0.63%	0.52%	0.53%
Portfolio turnover rate	3.8%	13.2%	14.0%	12.2%	11.9%	8.5%
Net assets, end of period (in millions)	$ 3,881	$ 3,581	$ 4,936	$ 5,387	$ 4,712	$ 4,489

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 23.39	$ 35.74	$ 40.99	$ 36.73	$ 35.50	$ 29.27
Investment activities						
Net investment income	0.11	0.14	0.18	0.18	0.12	0.12
Net realized and unrealized gain (loss)	0.60	(10.51)	(0.38)	5.69	2.96	7.31
Total from investment activities	0.71	(10.37)	(0.20)	5.87	3.08	7.43
Distributions						
Net investment income	–	(0.21)	(0.17)	(0.20)	(0.09)	(0.12)
Net realized gain	–	(1.77)	(4.88)	(1.41)	(1.76)	(1.08)
Total distributions	–	(1.98)	(5.05)	(1.61)	(1.85)	(1.20)
NET ASSET VALUE						
End of period	**$ 24.10**	**$ 23.39**	**$ 35.74**	**$ 40.99**	**$ 36.73**	**$ 35.50**

Ratios/Supplemental Data

Total return(1)	**3.04%**	**(28.74)%**	**(0.31)%**	**16.02%**	**8.56%**	**25.45%**
Ratio of total expenses to average net assets	1.03%(2)	1.02%	1.02%	1.02%	1.03%	1.03%
Ratio of net investment income to average net assets	1.01%(2)	0.43%	0.42%	0.44%	0.32%	0.36%
Portfolio turnover rate	3.8%	13.2%	14.0%	12.2%	11.9%	8.5%
Net assets, end of period (in thousands)	$ 572,141	$ 427,087	$ 669,775	$ 738,418	$ 608,608	$ 612,195

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 89.1%		
CONSUMER DISCRETIONARY 10.7%		
Auto Components 0.9%		
Dorman Products (1)(2)	1,035,000	14,314
Drew Industries (2)	890,000	10,831
Fuel Systems Solutions (2)	409,900	8,276
Shiloh Industries (2)	753,801	2,782
Strattec Security (1)	287,900	3,973
		40,176
Automobiles 0.3%		
Winnebago (1)	2,000,000	14,860
		14,860
Diversified Consumer Services 0.6%		
Corinthian Colleges (2)	1,076,100	18,218
Matthews International, Class A	275,000	8,558
		26,776
Hotels, Restaurants & Leisure 0.7%		
Orient-Express, Class A	2,000,000	16,980
Steak 'N Shake (2)	1,170,000	10,226
The Cheesecake Factory (2)	175,000	3,027
		30,233
Household Durables 2.1%		
Cavalier Homes (1)(2)	1,000,000	2,730
Cavco Industries (1)(2)	580,000	14,691
Chromcraft Revington (1)(2)	460,000	423
CSS Industries (1)	972,500	19,820
Dixie Group (2)	950,000	2,764
Hooker Furniture (1)	928,000	10,653
M/i Homes (2)	730,000	7,147
Meritage (2)	780,000	14,711
Orleans Homebuilders (1)(2)	1,215,000	2,053
Palm Harbor Homes (2)	810,000	1,742

Sealy, Rights, 7/2/09 (2)	1,200,000	2,544
Standard Pacific (2)	1,100,000	2,233
Stanley Furniture (1)	908,400	9,802
		91,313
Internet & Catalog Retail 0.0%		
Drugstore.com (2)	1,164,307	2,119
		2,119
Leisure Equipment & Products 0.3%		
Pool	935,000	15,484
		15,484
Media 0.7%		
Ascent Media, Class A (2)	613,500	16,307
Fisher Communications	100,000	1,279
Knology (2)	838,400	7,235
Live Nation (2)	790,000	3,840
Regent Communications (2)	1,790,000	397
Rentrak (2)	95,820	1,574
Saga Communications (2)	369,250	1,902
		32,534
Multiline Retail 0.3%		
Fred's	1,053,000	13,268
		13,268
Specialty Retail 4.4%		
Aaron's, Class A (1)	733,375	17,234
Aaron's, Class B (1)	2,222,100	66,263
Gymboree (2)	430,000	15,256
Haverty Furniture	1,106,000	10,120
Hibbett Sports (1)(2)	1,504,200	27,076
Lumber Liquidators (2)	770,000	12,135
MarineMax (2)	175,000	602

Tobacco 0.3%		
Alliance One International (2)	3,550,000	13,490
		13,490
Total Consumer Staples		93,925
ENERGY 4.8%		
Energy Equipment & Services 1.8%		
Atwood Oceanics (2)	560,000	13,949
Carbo Ceramics	429,100	14,675
Gulf Island Fabrication	220,000	3,483
Hercules Offshore (2)	1,000,000	3,970
Superior Well Services (2)	1,000,000	5,950
TETRA Technologies (1)(2)	4,000,000	31,840
Union Drilling (2)	900,000	5,958
		79,825
Oil, Gas & Consumable Fuels 3.0%		
Arena Resources (2)	235,000	7,485
Encore Acquisition (2)	1,402,500	43,267
Forest Oil (2)	635,000	9,474
Geomet (2)	1,800,000	1,980
Mariner Energy (2)	820,000	9,635
Ngas Resources (1)(2)	1,420,000	2,968
Penn Virginia	1,615,000	26,437
Whiting Petroleum (2)	935,000	32,875
		134,121
Total Energy		213,946
FINANCIALS 18.8%		
Capital Markets 3.1%		
Ares Capital	2,800,000	22,568
Capital Southwest	110,000	7,959

Diversified Financial Services 0.2%		
Compass Diversified Holdings	1,150,100	9,304
		9,304
Insurance 4.8%		
Assured Guaranty	698,500	8,647
Employers Holdings	927,000	12,561
Markel (2)	175,500	49,438
Max Capital Group	1,680,000	31,013
Meadowbrook Insurance	650,000	4,245
National Interstate (1)	1,178,300	17,887
ProAssurance (2)	1,600,000	73,936
Seabright Insurance (2)	625,000	6,331
Zenith National	381,600	8,296
		212,354
Real Estate Investment Trusts (REITs) 6.0%		
Acadia Realty Trust, REIT	842,400	10,993
CBL & Associates Properties, REIT	1,100,000	5,929
Cedar Shopping Centers, REIT	1,650,000	7,458
EastGroup Properties, REIT	475,000	15,685
First Potomac Realty Trust, REIT	385,000	3,754
Hatteras Financial	1,250,000	35,737
Kilroy Realty, REIT	1,700,000	34,918
Kite Realty Group Trust, REIT (1)	5,000,000	14,600
LaSalle Hotel Properties, REIT	1,730,000	21,348
New York Mortgage, REIT (1)	750,000	3,885
Parkway Properties, REIT	740,000	9,620
Potlatch, REIT	1,214,902	29,510
Redwood Trust, REIT	1,800,000	26,568
Saul Centers, REIT	727,300	21,506
Strategic Hotel Capital, REIT	1,950,000	2,165
Washington Real Estate Investment Trust, REIT	1,113,400	24,907
		268,583

Industrial Conglomerates 1.2%		
Raven Industries (1)	2,144,500	54,899
Smith Investment (2)	43,100	108
		55,007
Machinery 3.7%		
3-D Systems (1)(2)	2,070,000	14,925
Accuride (2)	1,350,000	418
Astec Industries (2)	470,000	13,954
Badger Meter	700,000	28,700
Cascade	369,000	5,804
CIRCOR International	375,000	8,854
Colfax (2)	376,000	2,903
Greenbrier Companies	450,000	3,235
K-Tron (1)(2)	256,323	20,424
Lydall (1)(2)	1,603,700	5,453
Middleby (2)	290,000	12,737
Nordson	555,700	21,483
RBC Bearings (2)	500,000	10,225
Robbins & Myers	292,200	5,625
Sun Hydraulics	468,025	7,568
		162,308
Marine 1.3%		
International Shipholding (1)	536,399	14,462
Kirby (2)	1,010,000	32,108
Overseas Shipholding	305,000	10,382
		56,952
Professional Services 2.6%		
FTI Consulting (2)	1,225,000	62,132
Kforce (2)	750,000	6,203
MPS Group (2)	2,240,000	17,114
Navigant Consulting (2)	1,120,000	14,470

On Assignment (2)	1,650,000	6,451
School Specialty (2)	395,438	7,992
		114,362
Road & Rail 4.0%		
Dollar Thrifty Auto Group (1)(2)	992,000	13,838
Genesee & Wyoming, Class A (2)	1,940,000	51,429
Landstar System (1)	2,560,000	91,930
Universal Truckload Services	10,723	168
USA Truck (1)(2)	975,000	13,192
Vitran (1)(2)	900,000	8,910
		179,467
Trading Companies & Distributors 1.2%		
Aceto (1)	1,450,000	9,672
Applied Industrial Technologies	565,000	11,130
Beacon Roofing Supply (2)	1,635,000	23,642
Kaman	652,768	10,901
		55,345
Transportation Infrastructure 0.0%		
Quixote (2)	429,401	1,215
		1,215
Total Industrials & Business Services		1,008,276
INFORMATION TECHNOLOGY 11.6%		
Communications Equipment 1.7%		
Acme Packet (2)	1,100,000	11,132
Blue Coat Systems (2)	625,000	10,338
Comarco (1)(2)	670,000	1,179
IXIA (2)	1,055,200	7,112
Palm (2)	2,160,000	35,791
Shoretel (2)	570,000	4,560

Sonus Networks (2)	4,400,000	7,084
		77,196
Computers & Peripherals 1.0%		
Intevac (2)	820,000	7,142
Synaptics (2)	795,000	30,727
Xyratex (2)	750,000	3,742
		41,611
Electronic Equipment, Instruments & Components 2.3%		
Cyberoptics (1)(2)	637,300	3,633
Electro Rent (1)	2,031,800	19,282
FLIR Systems (2)	1,275,000	28,764
Gsi Group (2)	1,075,000	1,053
GTSI (1)(2)	926,100	4,973
Littelfuse (2)	660,000	13,174
Methode Electronics	1,258,800	8,837
Newport (2)	730,900	4,232
Richardson Electronics	710,000	2,322
Synnex (2)	455,000	11,370
Zygo (1)(2)	1,350,000	6,291
		103,931
Internet Software & Services 0.8%		
Clarus (2)	730,000	2,767
Digital River (2)	165,000	5,993
RealNetworks (2)	1,000,000	2,990
Saba Software (2)	850,000	3,272
Taleo, Class A (2)	835,000	15,255
Vignette (1)(2)	487,908	6,416
		36,693
IT Services 0.5%		
Kratos Defense & Security Solutions (2)	5,739,893	5,109
Startek (1)(2)	925,000	7,418

TNS (2)	429,300	8,049
		20,576
Semiconductor & Semiconductor Equipment 2.9%		
Actions Semiconductor, ADR (2)	1,850,000	3,534
Advanced Energy Industries (2)	1,211,800	10,894
ATMI (2)	710,000	11,026
Axcelis Technologies (2)	659,928	304
Brooks Automation (2)	2,500,000	11,200
Cabot Microelectronics (2)	550,000	15,559
California Micro Devices (1)(2)	1,600,000	3,936
Cognex	437,875	6,187
Cohu	1,000,000	8,980
Cymer (2)	250,000	7,433
Entegris (2)	600,000	1,632
Exar (2)	983	7
Formfactor (2)	1,000,000	17,240
Mattson Technology (2)	710,000	838
Microsemi (2)	670,000	9,246
Standard Microsystems (2)	185,000	3,783
Teradyne (2)	1,000,000	6,860
Veeco (2)	710,000	8,229
Zarlink Semiconductor (2)	5,000,000	2,825
		129,713
Software 2.4%		
Ariba (2)	170,000	1,673
Callidus Software (2)	1,000,000	2,850
Monotype Imaging (2)	88,005	599
Phoenix Technologies (2)	1,000,000	2,710
Progress Software (2)	1,501,300	31,783
SPSS (2)	781,702	26,085
Symyx Technologies (2)	1,195,000	6,991
Websense (2)	999,313	17,828

Wind River Systems (2)	1,256,490	14,399
		104,918
Total Information Technology		514,638

MATERIALS 6.5%

Chemicals 2.5%

Airgas	119,700	4,851
American Vanguard (1)	2,000,000	22,600
Arch Chemicals	900,000	22,131
Hawkins Chemical (1)	524,500	11,843
Innospec (1)	2,306,400	24,794
Material Sciences (2)	448,149	370
Minerals Technologies	290,000	10,446
Penford (1)	1,000,000	5,790
Rockwood Holdings (2)	510,000	7,466
		110,291

Containers & Packaging 0.4%

Myers Industries (1)	1,990,200	16,559
		16,559

Metals & Mining 2.5%

AMCOL International	525,000	11,329
Carpenter Technology	1,720,000	35,793
Centerra Gold (CAD)(2)(4)	860,000	3,919
Franco-Nevada (CAD)	870,000	20,913
International Royalty	2,235,000	7,286
Sims Metal Management, ADR	1,230,000	25,363
Stillwater Mining (2)	1,200,000	6,852
Synalloy	265,000	2,200
		113,655

Paper & Forest Products 1.1%

Clearwater Paper (1)(2)	655,000	16,565

BANK DEBT 0.3%(5)

CORPORATE SECURITIES 0.3%

Knology, VR, 2.57%, 6/30/12	6,989,579	6,360
On Assignment, VR, 6.75%, 1/31/13	4,036,090	3,451
Palm, VR, 3.81%, 4/24/14	4,926,143	3,596
Total Bank Debt (Cost $12,407)		13,407

SHORT-TERM INVESTMENTS 6.5%

Money Market Funds 6.5%

T. Rowe Price Reserve Investment Fund, 0.41% (1)(6)	289,948,737	289,949
Total Short-Term Investments (Cost $289,949)		289,949
Total Investments in Securities		
99.7% of Net Assets (Cost $4,207,214)		**$ 4,437,609**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Affiliated Companies
(2) Non-income producing
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $942 and represents 0.0% of net assets.
(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $33,800 and represents 0.8% of net assets.
(5) Bank debt positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(6) Seven-day yield
ADR American Depository Receipts
CAD Canadian Dollar
REIT Real Estate Investment Trust
VR Variable Rate; rate shown is effective rate at period-end.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/09	Value 12/31/08
3-D Systems	$ 726	$ -	$ -	$ 14,925	$ 15,562
Aaron's, Class A	-	-	25	17,234	16,098
Aaron's, Class B	-	66	76	66,263	59,232
Aceto	-	-	145	9,672	14,515
American Vanguard	-	-	100	22,600	23,400
Ameron International	-	-	312	34,861	32,718
Atrion	-	-	106	23,734	17,187
Breeze-Eastern	301	-	-	4,599	5,428
Bridge Capital	92	-	-	3,909	2,318
BTU International	-	-	-	3,982	3,040
C&D Technologies	50	-	-	3,552	5,477
California Micro Devices	-	-	-	3,936	2,976
Capital Senior Living	267	-	-	8,235	5,185
Catapult Communications	-	5,838	-	-	3,874
Cavalier Homes	-	4,178	-	2,730	1,664
Cavco Industries	1,271	-	-	14,691	14,117
Chromcraft Revington	-	-	-	423	175
Clearwater Paper	267	-	-	16,565	5,255
Cobiz Financial	-	-	100	8,013	12,175
Coca-Cola Bottling	-	-	201	22,211	18,517
Comarco	-	-	-	1,179	536
Courier	241	-	430	15,860	18,315
CSS Industries	380	-	289	19,820	16,912
Culp	5	-	-	4,300	1,700

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,207,214)	$ 4,437,609
Receivable for shares sold	18,032
Receivable for investment securities sold	4,710
Dividends and interest receivable	4,671
Other assets	381
Total assets	4,465,403
Liabilities	
Payable for investment securities purchased	6,157
Payable for shares redeemed	3,065
Investment management fees payable	2,422
Due to affiliates	551
Other liabilities	416
Total liabilities	12,611
NET ASSETS	$ 4,452,792
Net Assets Consist of:	
Undistributed net investment income	$ 21,839
Accumulated undistributed net realized loss	(31,004)
Net unrealized gain	230,395
Paid-in capital applicable to 183,874,288 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	4,231,562
NET ASSETS	$ 4,452,792
NET ASSET VALUE PER SHARE	
Investor Class ($3,880,651,424 / 160,136,578 shares outstanding)	$ 24.23
Advisor Class ($572,140,821 / 23,737,710 shares outstanding)	$ 24.10

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/09
Investment Income (Loss)		
Income		
Dividend		$ 34,504
Interest		4,797
Other		(37)
Total income		39,264
Expenses		
Investment management		12,606
Shareholder servicing		
Investor Class	$ 3,602	
Advisor Class	240	3,842
Rule 12b-1 fees		
Advisor Class		562
Prospectus and shareholder reports		
Investor Class	91	
Advisor Class	4	95
Custody and accounting		170
Registration		68
Legal and audit		19
Directors		11
Miscellaneous		52
Total expenses		17,425
Net investment income		21,839
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		(14,957)
Foreign currency transactions		16
Net realized loss		(14,941)
Change in net unrealized gain on securities		137,274
Net realized and unrealized gain		122,333
INCREASE IN NET ASSETS FROM OPERATIONS		$ 144,172

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/09		Year Ended 12/31/08
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	21,839	$	29,947
Net realized gain (loss)		(14,941)		246,095
Change in net unrealized gain (loss)		137,274		(1,882,661)
Increase (decrease) in net assets from operations		144,172		(1,606,619)
Distributions to shareholders				
Net investment income				
Investor Class		–		(37,483)
Advisor Class		–		(3,534)
Net realized gain				
Investor Class		–		(245,744)
Advisor Class		–		(29,783)
Decrease in net assets from distributions		–		(316,544)
Capital share transactions*				
Shares sold				
Investor Class		485,773		1,015,174
Advisor Class		147,914		157,172
Distributions reinvested				
Investor Class		–		267,760
Advisor Class		–		30,507
Shares redeemed				
Investor Class		(301,137)		(916,848)
Advisor Class		(32,414)		(228,507)
Redemption fees received		243		418
Increase in net assets from capital share transactions		300,379		325,676
Net Assets				
Increase (decrease) during period		444,551		(1,597,487)
Beginning of period		4,008,241		5,605,728
End of period	**$**	**4,452,792**	**$**	**4,008,241**
Undistributed net investment income		21,839		–

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and Small-Cap Value Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis.

Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $4,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the six months ended June 30, 2009. Transfers in to and out of Level 3 are reflected at the value of the security at the beginning of the period. Gain (loss) reflects both the realized and change in unrealized gain (loss) on Level 3 securities during the period, and is included on the accompanying Statement of Operations; $(175,000) of this balance represents the change in unrealized gain/loss on Level 3 investments held at June 30, 2009.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $347,117,000 and $138,812,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $10,497,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date.

At June 30, 2009, the cost of investments for federal income tax purposes was $4,207,214,000. Net unrealized gain aggregated $230,395,000 at period-end, of which $1,186,301,000 related to appreciated investments and $955,906,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $87,000 for Price Associates, $711,000 for T. Rowe Price Services, Inc., and $1,588,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2009, the fund was allocated $37,000 of Spectrum Funds’ expenses and $547,000 of Retirement Funds’ expenses. Of these amounts, $420,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 14% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 104,858 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that (for both classes) the fund’s management fee rate was at or below the median for comparable funds, and the expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009